UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

DIANTHUS THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 21, 2026 For Stockholders of Record as of March 30, 2026 To order paper materials for this and/or future stockholder meetings, use one of the following methods. Internet: www.investorelections.com/DNTH Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved Dianthus Therapeutics, Inc. Annual Meeting of Stockholders Thursday, May 21, 2026 9:00 AM, Eastern Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/DNTH for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/DNTH For a convenient way to view the proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/DNTH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. You may view the proxy materials at www.proxydocs.com/DNTH or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, the proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 11, 2026. Unless requested, you will not otherwise receive a paper or email copy. P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 Dianthus Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect Class II directors to our Board of Directors, to serve until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal: 1.01 Sujay Kango 1.02 Anne McGeorge 1.03 Jonathan Violin, Ph.D. 2. To approve, on an advisory basis, the compensation paid to our named executive officers; and 3. To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.